                                                                  EXHIBIT 10.27




                                   Schedule 6
                                       to
                     Professional Service Agreement No. 6346
                                 by and between
                          Aetna Life Insurance Company
                                       and
                              IBS Interactive, Inc.

            This Agreement is entered into this 15th day of November, 2000 by and between Aetna Life Insurance Company. 151 Farmington Avenue, Hartford, CT (Hereinafter "Aetna") and IBS Interactive, Inc. 2 Ridgedale Avenue, Suite 350, Cedar Knolls, NJ 07927 (Hereinafter "IBS").

      WHEREAS, Aetna and IBS have entered into Professional Service Agreement No 6346 (Hereinafter "PSA") dated October 23, 1997;

      WHEREAS, under the terms of the PSA, each work assignment to be performed by IBS is to be stated in a Schedule incorporated into said PSA;

      WHEREAS, Aetna now wishes to obtain the services of IBS as more fully delineated below;

      NOW THEREFORE, Aetna and IBS hereby enter into the agreement set forth in this Schedule 6 which shall be considered to be an "Assignment" as that term is used in the PSA referred to above.

      1. Definitions:

         Expenses The hourly rates quoted in this agreement are inclusive of all usual and ordinary expenses incurred. Aetna shall not be responsible for any expenses incurred by IBS in the course of this agreement, unless said expenses have been specifically approved by Aetna in advance and in writing.

         Travel Expenses: When travel expenses are billable under this Agreement, Travel Expenses shall be defined as the actual, reasonable, necessary and verifiable pre-approved transportation Expenses, including airfare, reasonably incurred by IBS to travel to the locations where services are to be provided, as further defined in this agreement. When IBS is authorized to incur such expenses, IBS shall make all reasonable efforts to incur travel Expenses at the lowest cost available at the time of travel. IBS shall make all reasonable efforts to make travel arrangements far enough in advance to take advantage of any advanced reservation discounts offered by any airline or other provider of transportation services.

         Hourly Rate: The hourly rates quoted in this Schedule shall not apply to any time spent by IBS personnel traveling to or from the site of their respective work assignments.

2. Incorporation of Prior Agreements: The terms and conditions of PSA No. 6346 are incorporated herein by reference. To the extent of any inconsistency between the terms and conditions of this Schedule 6 and the PSA, or any previously executed schedule to the PSA, the terms of this
      Schedule 6 shall control.

3. Job Description: Except for Level I Technicians, all other IBS Technicians will possess a strong working knowledge of installation and configuration of the Windows 95 and NT 4.0 operating systems and Applications. Their knowledge will include specifics of configuring Network Settings in the Control Panel for the TCP/IP network protocol and computer identification. Their understanding of networks will allow them to easily install network printers and resolve problems with LAN connectivity. Technicians will also have a strong knowledge of Microsoft Exchange clients and Schedule + to include the specific data files used by exchange (*.pab and. *.pst) and the establishment of exchange profiles.

      Technicians will understand user data and how it is stored on Aetna machines (local drives vs. network drives). They will be familiar with the various file extensions used so that they can properly perform data back-ups. Technicians will have hardware setup and troubleshooting skills. The troubleshooting skills shall include, but not be limited to, the adding of network and sound cards, memory and hard drives. Technicians will have an understanding of the technical Aetna environment. This includes the naming conventions used, the different types of servers, and the locations of these servers,

      Technicians will have knowledge of the different server software used (Microsoft NT, 2000). Their understanding will extend to knowledge of which server controls printing and which servers are used for login.

4.    Performance:


        a. IBS shall perform services as mutually agreed upon and described in the attached Schedule(s) and Exhibit(s). IBS warrants that the services to be provided under this Agreement shall be performed by qualified personnel in a professional manner conforming to generally accepted industry standards and practices.

        b. The Project Manager, if any, assigned to this project shall be approved by Aetna.

        c. The IBS Project Manager shall report all problems and issues to Michael Quinn within 24 hours of their discovery.

        d. Performance Credit. In the event that IBS fails to meet any of the deadlines as it relates to the return of old devices pursuant to the attached Schedule(s) and Exhibit(s), IBS shall pay to Aetna the applicable penalty charge for each Lease Return device (hereinafter referred to as "Performance Credits"). The Performance Credits represent penalty charges that may be imposed by the leasing company to Aetna for each Lease Return device that is not returned pursuant to the lease schedule. Notwithstanding the foregoing, IBS shall not be liable by reason of any failure or delay in the performance of its obligations due to force majeure event more specially defined in Section 13.12 of the Agreement. The party claiming such force majeure event shall give timely written notice to the other party and shall use due diligence to mitigate the situation. Such force majeure shall not relieve the nonperforming party of liability in the event of its concurrent negligence, in the event of its failure to use due diligence to remove the cause of the force majeure in an adequate manner and with all reasonable dispatch or in the event such default or delay could have been prevented by reasonable precautions or could have been circumvented by the nonperforming party through the use of alternate sources, work around plans or other means.

Term: The effective date of this agreement shall be January 1, 2001 and continue in effect through December 31, 2001. The foregoing notwithstanding, Aetna may terminate this Schedule, any part hereof, or any assignment hereunder, upon seven (7) days prior written notice to IBS, without giving any reason therefore. Upon termination of this schedule or any portion hereof Aetna shall only be liable for the services provided by IBS through the effective date of the termination.

6.Personnel: IBS shall assign on a full time basis (forty hour per week) the personnel designated below who shall be available to perform the duties defined in paragraph 3, above. IBS represents that the personnel assigned shall be fully qualified to perform all of the functions required of the assignment. If, for any reason, including any action taken by Aetna, the IBS personnel assigned to this project shall become unavailable, IBS shall replace said unavailable person with a fully qualified replacement within five (5) business days. IBS shall assume all costs related to the training of its personnel and shall assume all costs of transporting said personnel to the location where the job is to be performed in connection with said training. IBS shall make all reasonable efforts to advise Aetna at least two (2) weeks in advance of any change in the personnel assigned to the Aetna account.

      Level I Technicians, when requested by Aetna, shall have the skills defined in Section 3 of this Schedule, without having direct working knowledge of the Aetna computing environment or Aetna's naming conventions. Level I Technicians will continue in this classification until Aetna acknowledges a Level I Technician's skills qualify for reclassification as a Level II Technician.

      IBS personnel who were referenced as Technicians on prior Schedules are now referenced as Level II Technicians.

      Level III Technician classification is for IBS personnel who have mastered the skills defined in Section 3 of this Schedule, and are deemed by Aetna to qualify for Level III Technician status. Level III Technicians' skills include comprehensive knowledge of Aetna policies and procedures which can be utilized in the areas of workflow management, planning, and team leadership.

      In addition to the personnel listed above, IBS shall, at Aetna's request and subject to Aetna's approval, assign a Project Manager and/or Site Manager who shall be exclusively dedicated to the Aetna account. Project Management and Site Management services shall be billed at the rates listed in Exhibit I, which is attached hereto and incorporated herein by reference.

7. Costs and Fees: The fee charged for the services stated above shall be billed monthly in accordance with the fees listed in Exhibit I, which is attached hereto and incorporated herein by reference. The rate to be paid by Aetna shall include all expenses incurred by IBS, including, but not limited to, travel expenses, meals and lodging related to the deployment and/or temporary re-deployment of personnel. On going living and housing expenses of IBS personnel assigned to specific Aetna locations for the life of this agreement shall not be billed.

      The fixed rate listed in Exhibit I is valid as long as IBS personnel remain in a single location. IBS will be given seven (7) days written notice prior to the removal of personnel from the dedicated locations.

      IBS personnel shall work 40 hours per week, unless otherwise instructed by Aetna, The hourly rate for any work beyond forty (40) hours in a calendar week (Monday through Sunday) shall be billed at a rate of 1.5 times the applicable hourly rate. No overtime will be worked by IBS personnel or billed to Aetna unless said overtime is approved by Aetna in advance, in writing. IBS personnel will observe the same holiday schedule as the Supported Aetna locations. The payment by Aetna of the fixed monthly fees quoted in Exhibit I, shall include all vacation and holiday pay to which the IBS personnel may be entitled. IBS agrees that its personnel shall only be entitled to the holidays observed at the Aetna location where said personnel are assigned. In addition, said personnel shall be entitled to no more than two (2) weeks vacation in a calendar year.

      After four (4) weeks of 40 billable hours, or more, at the same location, a Temp's billing rate will be reduced to the corresponding Technician rate for each subsequent & consecutive week the Temp works 40 hours or more at that location.

      Aetna shall pay IBS a monthly retainer as listed in Exhibit I for additional personnel to be assigned temporarily to support any Aetna location upon three (3) days advanced notice (Hereinafter Temps), The cumulative amount of the retainer paid shall be a credit towards actual work performed by said temps. Hours worked above the cumulative retainer amount shall be billed at the hourly rate listed in Exhibit I.

      Aetna may, at its option, elect to prepay six months or one year of the monthly fees quoted in Exhibit I. Should Aetna elect to make any prepayment, they shall receive a 5.00% discount off of the quoted rates. For the purposes of obtaining the 5.00% discount, Aetna will make its prepayment, if any, on or before the following dates:


       -------------------------------------------------------------------------------------------------------
       Year      One Year Prepayment Date       First Half Prepayment Date        Second Half Prepayment Date
       -------------------------------------------------------------------------------------------------------
       2001      December 15, 2000              December 15, 2000                 June 15, 2001
       -------------------------------------------------------------------------------------------------------
       2002      December 15, 2001              December 15, 2001                 June 15, 2002
       -------------------------------------------------------------------------------------------------------
       2003      December 15, 2002              December 15, 2002                 June 15, 2003
       -------------------------------------------------------------------------------------------------------


      Aetna may choose to transfer prepayments and/or monthly fees to IBS via electronic methods. The transfer(s) should be made to Fleet Bank of New Jersey, ABA 021200339, Account 9415804802 (Checking), Beneficiary - IBS Interactive.

      Relative to Temps, Aetna shall be responsible to compensate IBS for any actual, non-recoverable Travel Expenses incurred by IBS as the result of the deletion of any location from any Assignment Schedule less than seven
      (7) days before the scheduled start date.

8.Lease Returns Project: Aetna may, at its option, utilize IBS personnel to assist in their Lease Returns Project for any contract year. IBS personnel will perform the tasks detailed in Exhibit II at the rates designated for that year as detailed in Exhibit I.

In addition to these personnel, IBS shall, at Aetna's request and subject to Aetna's approval, assign a Site Manager who shall be exclusively dedicated to the Lease Returns Project. Site Management services shall be billed at the rates listed in Exhibit I, which is attached hereto and incorporated herein by reference.

If Aetna chooses to accept IBS's assistance with the Lease Returns Project, then Aetna shall notify IBS at least four (4) weeks prior to the scheduled start date of the project. Aetna may cancel IBS's Lease Returns Project assistance by IBS in writing, giving IBS two (2) weeks prior notice. All hourly billings and expenses incurred up to the termination date will be paid by Aetna.

9. Move, Add, Change Project: Aetna may, at its option, utilize IBS personnel to assist in the Move, Add, Change (Hereinafter MAC project) project for any contract year. IBS personnel will perform the tasks detailed in Exhibit III at the rates designated for that year as detailed in Exhibit I.

In addition to these personnel, IBS shall, at Aetna's request and subject to Aetna's approval, assign a Site Manager who shall be exclusively dedicated to the MAC Project. Site Management services shall be billed at the rates listed in
Exhibit I, which is attached hereto and incorporated herein by reference.

If Aetna chooses to accept IBS's assistance with the MAC Project, then Aetna shall notify IBS at least four (4) weeks prior to the scheduled start date of the project. Aetna may cancel this MAC Project assistance by IBS in writing, giving IBS two (2) weeks prior notice. All hourly billings and expenses incurred up to the termination date will be paid by Aetna.

10. Contract Option Years: Aetna may, at its option, elect to continue this contract for the year 2002. If Aetna takes this Option, then the terms of this schedule and the Year 2002 rates of Exhibit I shall apply. Aetna can secure this Option by notifying IBS in writing on or before October 1, 2001. The Additional Services of Exhibit II and Exhibit III may individually, or together, be included with Aetna's continuation of this contract for the year 2002.

If Option Year 2003 is taken by Aetna, then Aetna may, at its option, elect to continue this contract for year 2003 by notifying IBS in writing, on or before October 1, 2002. The terms of this Schedule, and the Year 2003 rates of Exhibit I shall apply. The Additional Services of Exhibit II and Exhibit III may individually, or together, be included with Aetna's continuation of this contract for the year 2003.

11. Aetna Coordinator: The Aetna Coordinator relative to the tasks to be performed under this Schedule shall be Michael Quinn or his designee.


   Executed this 15th day of November, 2000.
IBS Interactive, Inc.                           Aetna Life Insurance Company

By /s/ Roy E Crippen III                        By /s/ Svette Augustyriak
   -------------------------------                ------------------------------
       (Authorized Signature)                        (Authorized Signature)

Name: Roy E. Crippen, III                       Name: Svette Augustyriak
      ---------------------                           -----------------------

                                    EXHIBIT I

                                    YEAR 2001

-----------------------------------------------------------------------------------------------------------------------
                   Level I           Level II           Level III                         Site             Project
Rates              Technicians       Technicians        Technicians         Temps         Management       Management
-----------------------------------------------------------------------------------------------------------------------
Annual Rate        $62,400.00        $83,200.00         $93,600.00            NA          $97,760.00       $141,148.80
-----------------------------------------------------------------------------------------------------------------------
Monthly Rate         5,200.00        $ 6,933.33         $ 7,800.00            NA          $ 8,146.67       $ 11,762.40
-----------------------------------------------------------------------------------------------------------------------
Hourly Rate        $    30.00        $    40.00         $    45.00        $   54.00       $    47.00       $     67.86
-----------------------------------------------------------------------------------------------------------------------
Overtime Rate      $    45.00        $    60.00         $    67.50        $   81.00       $    70.50       $    101.83
-----------------------------------------------------------------------------------------------------------------------
Retainer           NA                None               None              $5,667.00       None             None
-----------------------------------------------------------------------------------------------------------------------
Expenses           Yes               None               None              Yes             Travel           Travel
-----------------------------------------------------------------------------------------------------------------------
Total Annual
Personnel Costs    Dependent upon    Dependent upon     Dependent upon    Dependent       $97,760.00       $141,148.80
01/01/01 to        usage.            usage.             usage.            upon usage.     plus travel      plus travel
12/31/01                                                                                  expenses         expenses
---------------------------------------------------------------------------------------------- ------------------------


                                    YEAR 2002


---------------------------------------------------------------------------------------------------------------------
                   Level I           Level II          Level III                      Site             Project
Rates              Technicians       Technicians       Technicians       Temps        Management       Management
---------------------------------------------------------------------------------------------------------------------
Annual Rate        $66,144.00        $88,192.00        $99,216.00         NA          $103,625.60      $149,617.73
---------------------------------------------------------------------------------------------------------------------
Monthly Rate         5,512.00        $ 7,349.33        $ 8,268.00         NA          $  8,635.47      $ 12,468.14
---------------------------------------------------------------------------------------------------------------------
Hourly Rate        $    31.80        $    42.40        $    47.70       $  56.70      $     49.82      $     71.93
---------------------------------------------------------------------------------------------------------------------
Overtime Rate      $    47.70        $    63.60        $    71.55       $  85.05      $     74.73      $    107.90
---------------------------------------------------------------------------------------------------------------------
Retainer           NA                None              None             $5950.35      None             None
---------------------------------------------------------------------------------------------------------------------
Expenses           Yes               None              None             Yes           Travel           Travel
---------------------------------------------------------------------------------------------------------------------
Total Annual
Personnel Costs    Dependent upon    Dependent upon    Dependent upon   Dependent     $103,625.60      $149,617.73
01/01/02 to        usage.            usage.            usage.           upon usage.   plus travel      plus travel
12/31/02                                                                              expenses         expenses
---------------------------------------------------------------------------------------------------------------------

                                    YEAR 2003


--------------------------------------------------------------------------------------------------------------------
                 Level I          Level II          Level III                          Site             Project
Rates            Technicians      Technicians       Technicians      Temps             Management       Management
--------------------------------------------------------------------------------------------------------------------
Annual Rate      $71,435.52       $95,247.00        $107,153.28         NA             $111,915.65      $161,587.15
--------------------------------------------------------------------------------------------------------------------
Monthly Rate       5,952.96       $ 7,937.28        $  8,929.44         NA             $  9,326.30      $ 13,465.60
--------------------------------------------------------------------------------------------------------------------
Hourly Rate      $    34.34       $    45.79        $     51.55      $   61.24         $     53.81      $     77.69
--------------------------------------------------------------------------------------------------------------------
Overtime Rate    $    51.52       $    68.69        $     77.27      $   91.85         $     80.72      $    116.53
--------------------------------------------------------------------------------------------------------------------
Retainer         NA               None              None             $6,426.38         None             None
--------------------------------------------------------------------------------------------------------------------
Expenses         Yes              None              None             Yes               Travel           Travel
--------------------------------------------------------------------------------------------------------------------
Total Annual
Personnel Costs  Dependent upon   Dependent upon    Dependent upon   Dependent upon    $111,915.65      $161,587.15
01/01/03 to      usage.           usage.            usage.           usage.            plus travel      plus travel
12/31/03                                                                               expenses         expenses
--------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT II
                                                         LEASE RETURNS PROJECT
                                                         PROFESSIONAL SERVICES



      November 30, 2000

      IBS Interactive, Inc.
      2 Ridgedale Ave., Suite 350
      Cedar Knolls, NJ 07927-1108

      RE: Professional Services Agreement (PSA) 6346 between Aetna Life Insurance Company ("Aetna") and IBS Interactive, Inc. ("Supplier") dated October 23, 1997 and Schedule 6 to this PSA.

      Dear Michael Quinn:

      If Aetna elects, in accordance with Section 8 of Schedule 6, to use IBS for Lease Returns Project the following will apply. In accordance with the captioned Agreement and Schedule 6, this personnel services letter ("Letter") states the specific information required for the provision of Services by Supplier to Aetna.

      1.    Supplier Name: IBS Interactive, Inc. (Hereinafter IBS).

      2. Consultants: IBS personnel shall be assigned to this project in quantities to be coordinated and approved by Aetna.

            Level I, II, and III Technicians. To be used at Aetna locations which require services continuously throughout the term of this Exhibit. The quantity of each type Technician is to be coordinated at the regional and local level as directed by Aetna.

            Temps. To be used at Aetna locations which are scheduled with less than four (4) weeks advance notice or are of a duration of less than four (4) weeks.

            One (1) Site Manager, if requested by Aetna. The Site Manager will assist the Project Manager in the scheduling and management of the staff assigned to this project.

            The foregoing notwithstanding, all personnel, including but not limited to the project manager assigned to this project, shall be subject to the approval of Aetna, and shall be replaced by IBS at any time during the project, if so requested by Aetna.

      3. Aetna Coordinator: Michael Quinn. The Aetna Coordinator, or his designated representative(s), shall be responsible for the detail direction of Supplier Employees assigned to perform the Services.

            The assignment of any personnel described above shall be subject to the approval of Michael Quinn of Aetna, his successor and/or designee (Hereinafter collectively referred to as Michael Quinn).

      4. Position Description: The IBS personnel assigned shall perform the following:
            PRE-WORK
            a. Perform Pre-work to include: Verify devices' software load, document proper PC settings such as workstation name and IntraNet (Netinfo) documentation.
            b.    Pre-load business group applications.
            c. Document device's configuration information to include IntraNet settings.
            DELIVERY
            d.    Deliver device to user locations.
            e.    Document Inventory Information
            INSTALLATION
            f. Backup User data, and verify that standard user files, along with other user specific files have been successfully archived.
            g.    Remove & label old device for possible recovery of data.
            h.    Install and cable new device.
            i. Restore user data via workstation backup utility and manually copied information.
            j.    Configure and set up device, including IntraNet documentation.
            k. Record Inventory information via Aetna Asset Disposal Form (see Attachment A) or other standard document as directed by Aetna.
            l. Test device for Host, LAN, and printer connectivity and operability of critical applications.
            FALLOUT
            m. Resolve Fallout issues as they are received, and escalate problems to the appropriate Aetna Technical Contact(s).
            RETURN DEVICES
            n. Transport device(s) to staging location for lease certification.
            o. Submit lease return data via Aetna Asset Disposal Form or other standard document as directed by Aetna.
            p. Certify device(s). This may be performed by other vendors at Aetna's direction.
            q. Provide written status reporting of work accomplished to Aetna on a weekly basis.
            r. At such time as the Aetna Asset Disposal Form is provided to Aetna, said service shall be considered complete and accepted by Aetna.


      5. Technical Skill Set: IBS personnel will possess a strong working knowledge of installation and configuration of the Windows NT 4.0 operating system and Applications. Their knowledge will include specifics of configuring Network Settings in the Control Panel for the TCP/IP network protocol and computer identification. Their understanding of networks will allow them to easily install network printers and resolve problems with LAN connectivity. The IBS consultants will also have a strong knowledge of Microsoft Exchange clients and Schedule + to include the specific data files used by exchange (*.pab and. *.pst) and the establishment of exchange profiles.

      IBS consultants will understand user data and how it is stored on Aetna machines (local drives vs. network drives). They will be familiar with the various file extensions used so that they can properly perform data back-ups. The consultants will have hardware setup and troubleshooting skills. They will have the capacity to learn the technical Aetna environment. This includes the naming conventions used, the different types of servers, and the locations of these servers,

      IBS consultants will have knowledge of the different server software used (Microsoft NT, 2000). Their understanding will extend to a knowledge of which server controls printing and which servers are used for login.

      6. Cost and Fees: The fee charged for the services stated above shall be billed monthly in accordance with the fees listed in Exhibit I, which is attached hereto and incorporated herein by reference. The rate to be paid by Aetna shall include all expenses incurred by IBS, including, but not limited to, travel expenses, meals and lodging related to the deployment and/or temporary re-deployment of personnel. On going living and housing expenses of IBS personnel assigned to specific Aetna locations for the life of this agreement shall not be billed.

            The fixed rate listed in Exhibit I is valid as long as IBS personnel remain in a single location. IBS will be given seven (7) days written notice prior to the removal of personnel from the dedicated locations.

            IBS personnel shall work 40 hours per week, unless otherwise instructed by Aetna, The hourly rate for any work beyond forty (40) hours in a calendar week (Monday through Sunday) shall be billed at a rate of
      1.5 times the applicable hourly rate. No overtime will be worked by IBS personnel or billed to Aetna unless said overtime is approved by Aetna in advance. IBS personnel will observe the same holiday schedule as the Supported Aetna locations. The payment by Aetna of the fixed monthly fees quoted in Exhibit I, shall include all vacation and holiday pay to which the IBS personnel may be entitled. IBS agrees that its personnel shall only be entitled to the holidays observed at the Aetna location where said personnel are assigned. In addition, said personnel shall be entitled to no more than two (2) weeks vacation in a calendar year.

      7. Assignment Location: Aetna will communicate to IBS the quantity of Lease Returns which are scheduled to be performed by region. IBS's project manager and Site Manager (if staffed) will coordinate with Aetna's regional and local staff to coordinate the IBS staffing levels necessary at each location.

      8. Project Description: IBS shall provide personnel services to assist Aetna in the return and replacement of leased personal computers (Hereinafter devices) at various Aetna locations as detailed in Section 4 Position Description. Aetna will schedule this work by location and provide IBS with at least four (4) weeks advance written notice for work to be performed at each location.

      9. Term of Assignment: The start date for the Lease Returns Project is January 1, 2001. The end date of the project is December 31, 2001.

            Aetna may extend the Term of this Assignment as detailed in paragraph 10 (Contract Option Years) of Schedule 6.

      10.   Right-to-Hire Assignment: Yes         No    X
                                          ------     ------

      11. Supplier is providing personnel services for Connecticut sales and use tax purposes, currently taxable at 6%.

         The parties agree that this personnel services Letter is governed by the terms and conditions of the Agreement that shall apply to this Letter as if said terms and conditions were fully set forth herein.


                                                Sincerely,





                                               Michael Quinn
                                    N&DS - Distributed Support Services


Agreed to and accepted by IBS Interactive, Inc.

BY:  /s/ Roy E. Crippen, III
   -----------------------------------------
              (Authorized Signature)


Name:   Roy E. Crippen, III
     ---------------------------------------
                 (Print Name)


Date:  12/15/00
     ---------------------------------------

                                                                    EXHIBIT III
                                                   MOVES, ADDS, CHANGES PROJECT
                                                          PROFESSIONAL SERVICES


      October 30, 2000

      IBS Interactive, Inc.
      2 Ridgedale Ave., Suite 350
      Cedar Knolls, NJ 07927-1108

      RE: Professional Services Agreement (PSA) 6346 between Aetna Services, Inc. ("Aetna") and IBS Interactive, Inc. ("Supplier") dated October 23, 1997 and Schedule 6 to this PSA.

      Dear Michael Quinn:

      If Aetna elects, in accordance with Section 9 of Schedule 6, to use IBS for Move, Add, Change Project the following will apply.

            In accordance with the captioned Agreement and Schedule 6, this personnel services letter ("Letter") states the specific information required for the provision of Services by Supplier to Aetna.

      1.    Supplier Name: IBS Interactive, Inc. (Hereinafter IBS).

      2. Consultants: IBS personnel shall be assigned to this project in quantities to be coordinated and approved by Aetna.

            Level I, II, and III Technicians. To be used at Aetna locations which require services continuously throughout the term of this Exhibit. The quantity of each type Technician is to be coordinated at the regional and local level as directed by Aetna.

            Temps. To be used at Aetna locations which are scheduled with less than four (4) weeks advance notice or are of a duration of less than four (4) weeks.

            One (1) Site Manager, if requested by Aetna. The Site Manager will assist the IBS Project Manager in the scheduling and management of the staff assigned to this project.

            The foregoing notwithstanding, all personnel, including but not limited to the project manager assigned to this project, shall be subject to the approval of Aetna, and shall be replaced by IBS at any time during the project, if so requested by Aetna.

      3. Aetna Coordinator: Michael Quinn. The Aetna Coordinator, or his designated representative(s), shall be responsible for the detail direction of Supplier Employees assigned to perform the Services.

            The assignment of any personnel described above shall be subject to the approval of Michael Quinn of Aetna, his successor and/or designee (Hereinafter collectively referred to as Michael Quinn).

      4. Position Description: The IBS personnel assigned shall perform the following:
                  Move Execution
                  a.    Ensure labeling of device for correct delivery location
                  b. If required, backup user data, and verify that standard user files, along with other user specific files have been successfully archived.
                  c.    Deliver device to user location(s) at scheduled time(s).
                  d.    Install and cable new device.
                  Post Move Procedures
                  e. Test device for Host, LAN, and printer connectivity and operability of critical applications.
                  f.    Restore user data (if required).
                  g. Escalate problems during move to Aetna's designated Technical Contact(s).
                  Fallout
                  h. Resolve Fallout issues as they are received. If necessary, escalate problems to Aetna's designated Technical Contact(s).
                  Equipment Disposal (for MAC and Closure of Offices)
                  i.    Transport device(s) to staging location for disposal.
                  j. Submit Aetna Asset Disposal Form or other standard document as directed by Aetna.
                  k. Complete equipment packing and coordinate pickup with Aetna's designated representative.
                  l.    Provide status reporting of work accomplished.


      5. Technical Skill Set: IBS personnel will possess a strong working knowledge of installation and configuration of the Windows NT 4.0 operating system and Applications. Their knowledge will include specifics of configuring Network Settings in the Control Panel for the TCP/IP network protocol and computer identification. Their understanding of networks will allow them to easily install network printers and resolve problems with LAN connectivity. The IBS consultants will also have a strong knowledge of Microsoft Exchange clients and Schedule + to include the specific data files used by exchange (*.pab and. *.pst) and the establishment of exchange profiles.

      IBS consultants will understand user data and how it is stored on Aetna machines (local drives vs. network drives). They will be familiar with the various file extensions used so that they can properly perform data back-ups. The consultants will have hardware setup and troubleshooting skills. They will have the capacity to learn the technical Aetna environment. This includes the naming conventions used, the different types of servers, and the locations of these servers,

      IBS consultants will have knowledge of the different server software used (Microsoft NT, 2000). Their understanding will extend to a knowledge of which server controls printing and which servers are used for log-in.

      6. Cost and Fees: The fee charged for the services stated above shall be billed monthly in accordance with the fees listed in Exhibit I, which is attached hereto and incorporated herein by reference. The rate to be paid by Aetna shall include all expenses incurred by IBS, including, but not limited to, travel expenses, meals and lodging related to the deployment and/or temporary re-deployment of personnel. On going living and housing expenses of IBS personnel assigned to specific Aetna locations for the life of this agreement shall not be billed.

            The fixed rate listed in Exhibit I is valid as long as IBS personnel remain in a single location. IBS will be given seven (7) days written notice prior to the removal of personnel from the dedicated locations.

            IBS personnel shall work 40 hours per week, unless otherwise instructed by Aetna, The hourly rate for any work beyond forty (40) hours in a calendar week (Monday through Sunday) shall be billed at a rate of
      1.5 times the applicable hourly rate. No overtime will be worked by IBS personnel or billed to Aetna unless said overtime is approved by Aetna in advance. IBS personnel will observe the same holiday schedule as the Supported Aetna locations. The payment by Aetna of the fixed monthly fees quoted in Exhibit I, shall include all vacation and holiday pay to which the IBS personnel may be entitled. IBS agrees that its personnel shall only be entitled to the holidays observed at the Aetna location where said personnel are assigned. In addition, said personnel shall be entitled to no more than two (2) weeks vacation in a calendar year.

      7. Assignment Location: Aetna will communicate to IBS the quantity of work which is scheduled to be performed by region. IBS's project manager and Site Manager (if staffed) will coordinate with Aetna's regional and local staff to coordinate the IBS staffing levels necessary at each location.

      8. Project Description: IBS shall provide services to assist Aetna in the Moves, Adds, and Changes of desktop personal computers (hereinafter also referred as MAC) at various Aetna locations as detailed in paragraph 4 Position Description. Aetna will schedule this work by location and provide IBS with at least four (4) weeks advance written notice for work to be performed at each location.

      9. Term of Assignment: The start date for the MAC Project is January 1, 2001. The end date of the project is December 31, 2001.

            Aetna may extend the Term of this Assignment as detailed in Contract Option Years (paragraph 10) of Schedule 6.

      10.   Right-to-Hire Assignment: Yes         No    X
                                          ------     ------

      11. Supplier is providing personnel services for Connecticut sales and use tax purposes, currently taxable at 6%.

         The parties agree that this personnel services Letter is governed by the terms and conditions of the Agreement that shall apply to this Letter as if said terms and conditions were fully set forth herein.


                                                 Sincerely,




                                                Michael Quinn
                                     N&DS - Distributed Support Services


Agreed to and accepted by IBS Interactive, Inc.

BY:  /s/ Roy E. Crippen, III
   --------------------------------------------
              (Authorized Signature)


Name: Roy E. Crippen, III
     ------------------------------------------
                  (Print Name)


Date:  12/15/00
     ------------------------------------------